UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

ICM Small Company Portfolio

Semi-Annual Report	April 30, 2017

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www. sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www. sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

Dear Shareholders:

The U.S. stock market, as measured by the S&P 500 Index, rallied strongly after the November 8th Presidential election on hopes that President Elect Trump, and the Republican controlled Congress, will follow through on promises to reduce corporate taxes, eliminate excessive regulation and undertake large-scale infrastructure spending. Not surprisingly, small cap stocks, as measured by the Russell 2000® Index, outperformed their large cap peers, climbing 18.37% for the first half of the fiscal year, as these more domestically focused companies would likely experience the greatest boost from the Trump tax reduction proposal. The ICM Small Company Portfolio (the “Fund” or the “Portfolio”) bested this result and that of its small cap benchmark, the Russell 2000® Value Index (the “Benchmark”), with a 20.45% gain.

While the recent upward move in the market has been coined the “Trump Rally,” stock gains were also driven by evidence of accelerating economic growth, both in the U.S. and globally. Most importantly, after five consecutive quarters of year over year declines, corporate profits have begun to grow again in the U.S. at the same time consumer and business confidence is rising. The only headwind in the first half of the fiscal year was the 50 basis point increase in the 10-year U.S. Treasury yield from 1.8% to 2.3% after the election and the Federal Open Market Committee’s (“FOMC”) decision to raise the Federal Funds rate by 25 basis points in early December, but this too was received positively as a sign of an improved economic outlook.

	Total Returns (%)
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year

	Nov. 1, 2016 -	Feb. 1, 2017 -	Nov. 1, 2016 -
	Jan. 31, 2017	Apr. 30, 2017	Apr. 30, 2017
ICM Small Co. Portfolio*	18.79%	1.40%	20.45%
Russell 2000® Value Index	17.11%	0.98%	18.26%
Russell 2000® Index	14.72%	3.18%	18.37%
Russell 2000® Growth Index	12.23%	5.57%	18.48%
S&P 500 Index	7.76%	5.16%	13.32%

*The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.95%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 3/31/17 is 28.02% (one year), 12.98% (annualized five year) and 7.73% (annualized 10 year).

The Technology sector of the Russell 2000® Value Index was the strongest performer in the first half of the Fund’s fiscal year, climbing 24.5%. The Fund maintained its overweight of this sector during this period and significantly outpaced the benchmark with a 32.0% advance for its Technology holdings. This outperformance was fueled by strong gains in a number of software provider stocks that were added to the portfolio over the last year, as well as a 89.1% increase in the share price of Rogers Corporation, a supplier of high performance chemicals and foams. Rogers earnings growth has accelerated in recent quarters as a number of the company’s products are being employed in rapidly growing technologies such as next generation wireless communication and automated driving and safety solutions for automobiles.

The Financial Services sector and bank stocks in particular, were also strong performers in the first six months of the fiscal year, benefitting from both the increase in the Fed Funds rate and the prospect of a more favorable regulatory environment under a Trump administration. Given that they generate profits solely from domestic operations, small cap regional banks would be one of the biggest beneficiaries of the President’s proposed lower corporate tax rate. Although the Fund was modestly underweight the sector, this was more than offset by the strong outperformance of the Portfolio’s Financial Services holdings, which gained 27.3% versus a 21.9% return for the benchmark constituents. This was achieved by strong outperformance of the Fund’s bank stocks, which advanced 27.5% compared to 23.6% return for the average small cap bank. Going forward, we are incrementally more cautious about the outlook for the banking sector. Valuations have expanded significantly, as the market is now discounting three more Fed Funds increases over the next 12 months. To be sure, meaningful corporate tax cuts would be a major boost to earnings for the group, but the road to ultimate passage of any reform could be long and bumpy.

The Energy sector experienced a reversal of fortune from last year’s strong performance, posting a modest 3.4% gain over the last six months. Aided by a 27.2% advance in the shares of oilfield service provider McDermott International, the Fund’s energy holdings managed a sector beating 5.1% return. With valuations

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

and balance sheets stretched in the sector, we were hesitant to chase the significant increase in oil prices last year and maintained the Fund’s underweight position in Energy stocks. This paid off in March and April when a 9% correction in the price of oil sent these stocks reeling.

The Fund’s lower than benchmark weighting in the interest rate sensitive Real Estate Investment Trust (“REIT”) and Utility sectors was another boost to relative performance this period. Both sectors lagged the benchmark as the yield on the U.S. Treasuries spiked after the November 2016 Presidential election.

By far the biggest detractor to relative performance in the first half of the fiscal year was the disappointing 9.1% gain in the Fund’s Consumer Discretionary holdings, which significantly lagged the 16.4% return for the benchmark peers. This decline was due almost entirely to a 48.8% drop in the shares of Vista Outdoors, a supplier of equipment for outdoor and shooting sports enthusiasts. The company has struggled recently with disruptions in its distribution channel as a number of sporting goods retailers have either entered bankruptcy or reduced their store base. At the same time, a pull forward of consumer ammunition purchases ahead of the Presidential election last fall has created a near term lull in demand for this important product for Vista. While we recognized the near term challenges facing sporting goods retailers, we clearly misjudged the magnitude of the softness in ammunition demand. Looking forward, however, the company, as of April 28, 2017, trades at just 12 times the current depressed earnings level, generates ample cash flow and should see resumption in sales and earnings growth later this year.

After three flat years, earnings per share for the S&P 500 Index are forecast to increase 10% year over year in calendar year 2017. To be sure, consumer and business confidence has increased over the last six months, but that level of growth may be difficult to achieve because while most reports of economic activity are positive, they do not indicate that the U.S. economy has accelerated meaningfully from the sluggish level of growth experienced over the last several years. In fact, the U.S. Treasury market, where longer term rates have been trending lower recently, seems to echo this cautious view.

At the same time, trading at 18 times 2017 estimated earnings, the market is fair to fully valued, which leads us to the conclusion that near term market returns are likely to be driven by the pace of earnings growth, offset to a minor degree by contracting valuations. Of course, if Congress is able to achieve significant corporate tax reductions, earnings and stocks will get a major boost, but this is more likely a 2018 event.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

Respectfully,

William V. Heaphy, CFA

Principal

Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.2%

	Shares	Value

CONSUMER DISCRETIONARY — 9.1%
Ascena Retail Group*	261,905	$ 1,024,048
DSW, Cl A	263,200	5,427,184
Extended Stay America	43,198	753,373
Finish Line, Cl A	31,033	490,632
Group 1 Automotive	86,927	5,993,617
Haverty Furniture	147,000	3,623,550
Malibu Boats, Cl A*	99,900	2,301,696
MDC Holdings	193,922	6,013,521
Orbotech*	273,560	9,008,331
Red Robin Gourmet Burgers*	126,700	7,443,625
Rush Enterprises, Cl A*	95,300	3,597,575
TRI Pointe Group*	643,550	8,012,198
Vista Outdoor*	256,100	5,009,316
Winnebago Industries	220,400	6,325,480

		65,024,146

CONSUMER STAPLES — 0.7%
Snyder’s-Lance	146,932	5,180,822

ENERGY — 1.3%
Carrizo Oil & Gas*	189,705	4,771,081
Whiting Petroleum*	530,600	4,403,980

		9,175,061

FINANCIAL SERVICES — 23.2%
Ameris Bancorp	197,291	9,292,406

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued

	Shares	Value

FINANCIAL SERVICES — continued
Argo Group International Holdings	120,745	$ 7,963,133
BNC Bancorp	161,814	5,412,678
Boston Private Financial Holdings	379,320	5,917,392
Bryn Mawr Bank	228,039	9,782,873
ConnectOne Bancorp	346,100	7,683,420
Eagle Bancorp*	59,909	3,588,549
Enterprise Financial Services	183,274	7,743,327
First Bancorp	52,972	1,591,279
First Merchants	151,019	6,249,166
Hanmi Financial	230,338	6,691,319
Heritage Financial	343,031	9,056,019
HomeStreet*	268,191	6,972,966
HomeTrust Bancshares*	272,656	6,816,400
MGIC Investment*	764,400	8,056,776
Navigators Group	120,878	6,533,456
Seacoast Banking Corp of Florida*	109,964	2,661,129
Selective Insurance Group	68,003	3,590,558
Simmons First National, Cl A	99,600	5,443,140
South State	96,075	8,469,011
Southwest Bancorp	225,654	5,855,721
Sterling Bancorp	434,300	10,097,475
Stonegate Bank	108,879	4,997,546
Texas Capital Bancshares*	94,962	7,226,608
TriCo Bancshares	221,737	7,862,794

		165,555,141

HEALTH CARE — 3.4%
Bio-Rad Laboratories, Cl A*	32,037	6,992,396
CONMED	124,270	6,109,113
Ensign Group	328,641	5,899,106
Livanova*	104,300	5,496,610

		24,497,225

INDUSTRIALS — 16.2%
Alamo Group	95,118	7,520,029
Armstrong World Industries*	187,736	8,776,658
Atkore International Group*	60,023	1,576,204
Dycom Industries*	98,900	10,449,774
Federal Signal	398,400	6,219,024
Greif, Cl A	130,400	7,644,048
ICF International*	133,064	5,874,775
Kforce	305,718	6,939,799
Knoll	299,500	7,176,020

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Knowles*	493,200	$ 8,744,436
Lydall*	147,396	7,723,551
Matson	245,200	7,772,840
McDermott International*	1,416,495	9,263,877
Mueller Water Products, Cl A	397,100	4,467,375
MYR Group*	191,285	8,083,704
SP Plus*	208,671	7,188,716

		115,420,830

INFORMATION TECHNOLOGY — 7.6%
Acxiom*	188,100	5,436,090
Electro Scientific Industries*	619,463	4,323,852
Mitel Networks*	1,019,100	7,194,846
NetScout Systems*	167,700	6,313,905
Novanta*	342,095	9,595,765
Perficient*	404,000	7,037,680
Verint Systems*	214,300	8,421,990
Virtusa*	180,629	5,595,886

		53,920,014

MATERIALS — 2.8%
Kaiser Aluminum	84,700	7,149,527
PH Glatfelter	253,141	5,445,063
US Concrete*	123,900	7,681,800

		20,276,390

MATERIALS & PROCESSING — 8.1%
Belden CDT	91,172	6,354,689
Brady, Cl A	192,334	7,491,409
Haynes International	128,500	5,434,265
HB Fuller	121,337	6,410,233
Innophos Holdings	111,087	5,325,511
Materion	138,850	5,283,243
Quanex Building Products	423,778	8,645,071
Rogers*	121,210	12,477,357

		57,421,778

PRODUCER DURABLES — 12.1%
Actuant, Cl A	259,343	7,080,064
Albany International, Cl A	153,571	7,486,586
Allegiant Travel, Cl A	29,711	4,319,979
CBIZ*	415,511	6,544,298
Compass Diversified Holdings (A)	410,955	6,924,592

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued

	Shares	Value

PRODUCER DURABLES — continued
ESCO Technologies	124,175	$ 7,307,699
Granite Construction	109,330	5,762,784
Heartland Express	329,153	6,622,558
Kaman	138,246	6,637,190
Marten Transport	223,256	5,536,749
Methode Electronics	161,154	7,179,411
Regal Beloit	102,756	8,102,311
Triumph Group	250,243	6,556,367

		86,060,588

REAL ESTATE — 8.1%
Brandywine Realty Trust†	334,948	5,684,068
CatchMark Timber Trust, Cl A†	558,700	6,542,377
DuPont Fabros Technology†	68,189	3,515,143
Empire State Realty Trust, Cl A†	327,375	6,809,400
First Industrial Realty Trust†	226,600	6,376,524
Healthcare Realty Trust†	241,529	7,922,151
Jernigan Capital†	152,200	3,544,738
Kite Realty Group Trust†	225,243	4,585,947
Pebblebrook Hotel Trust†	243,677	7,251,828
QTS Realty Trust, Cl A†	100,300	5,360,032

		57,592,208

TECHNOLOGY — 2.2%
FormFactor*	646,120	7,171,932
Integrated Device Technology*	217,459	5,216,841
IXYS	250,783	3,498,423

		15,887,196

UTILITIES — 3.4%
IDACORP	99,147	8,379,904
NorthWestern	139,675	8,349,772
Spire	109,050	7,475,378

		24,205,054

TOTAL COMMON STOCK (Cost $541,868,734)		700,216,453

WARRANTS — 0.0%

	Number of Warrants	Value
SAExploration Holdings, Ser A, Expires 08/01/2021* (B)	2,784	—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

WARRANTS — continued

	Number of Warrants	Value
SAExploration Holdings, Ser B, Expires 08/01/2021* (B)	2,784	$ —

TOTAL WARRANTS (Cost $–)		—

SHORT-TERM INVESTMENT — 0.9%
	Shares	Value
Dreyfus Treasury Prime Cash Management, Cl A 0.590%, (C) (Cost $6,505,022)	6,505,022	6,505,022

TOTAL INVESTMENTS — 99.1% (Cost $548,373,756)		$ 706,721,475

Percentages are based on Net Assets of $713,491,365.
(A)	Security considered to be a Master Limited Partnership. The total value of such security as of April 30, 2017 was $6,924,592 or 1.0% of Net Assets.
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of April 30, 2017, was $0 and represented 0.0% of net assets.
(C)	The rate shown is the 7-day effective yield as of April 30, 2017.
*	Non-income producing security.
†	Real Estate Investment Trust

Cl — Class

Ser — Series

Amounts designated as “—“are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $548,373,756)	$706,721,475
Cash	13,967
Receivable for Investment Securities Sold	7,372,907
Dividends and Interest Receivable	171,823
Receivable for Capital Shares Sold	95,124
Prepaid Expenses	15,348

Total Assets	714,390,644

Liabilities:
Payable to Investment Adviser	404,667
Shareholder Servicing Fees Payable	318,066
Payable for Capital Shares Redeemed	42,209
Payable to Administrator	37,124
Payable to Trustees	4,242
Chief Compliance Officer Fees Payable	2,047
Other Accrued Expenses	90,924

Total Liabilities:	899,279

Net Assets	$713,491,365

Net Assets Consist of:
Paid-in Capital	$466,881,781
Undistributed Net Investment Income	446,240
Accumulated Net Realized Gain on Investments	87,815,625
Net Unrealized Appreciation on Investments	158,347,719

Net Assets	$713,491,365

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	22,325,237

Net Asset Value, Offering and Redemption Price Per Share	$31.96

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
SIX MONTHS ENDED
APRIL 30, 2017 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$4,056,471

Total Income	4,056,471

Expenses
Investment Advisory Fees	2,574,134
Administration Fees	230,944
Trustees’ Fees	7,786
Chief Compliance Officer Fees	2,878
Shareholder Servicing Fees	661,837
Transfer Agent Fees	45,255
Printing Fees	25,381
Custodian Fees	15,243
Legal Fees	14,673
Registration and Filing Fees	11,046
Audit Fees	8,430
Other Expenses	11,496

Total Expenses	3,609,103

Less: Fees Paid Indirectly (See Note 4)	(49)
Net Expenses	3,609,054

Net Investment Income	447,417

Net Realized Gain on Investments	86,793,598(1)
Net Change in Unrealized Appreciation (Depreciation) on Investments	63,885,333

Total Net Realized and Unrealized Gain on Investments	150,678,931

Net Increase in Net Assets Resulting from Operations	$151,126,348

(1)	Includes realized gain of $58,475,201 due to in-kind redemptions (see Note 9).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations:
Net Investment Income	$447,417	$3,675,984
Net Realized Gain on Investments	86,793,598(1)	99,625,745(1)
Net Change in Unrealized Appreciation (Depreciation) on Investments	63,885,333	(32,089,208)

Net Increase in Net Assets Resulting from Operations	151,126,348	71,212,521

Dividends and Distributions:
Net Investment Income	(492,654)	(3,758,833)
Net Realized Gains	(19,654,864)	(99,957,948)

Total Dividends and Distributions	(20,147,518)	(103,716,781)

Capital Share Transactions:
Issued	42,656,278	152,815,042
In Lieu of Cash Distributions	19,961,865	102,754,879
Redeemed	(253,030,147)(2)	(398,278,510)(2)

Net Decrease in Net Assets from Capital Share Transactions	(190,412,004)	(142,708,589)

Total Decrease in Net Assets	(59,433,174)	(175,212,849)

Net Assets:
Beginning of Period	772,924,539	948,137,388

End of Period	$713,491,365	$772,924,539

Undistributed Net Investment Income	$446,240	$491,477

Share Transactions:
Issued	1,351,670	5,695,731
In Lieu of Cash Distributions	620,385	4,221,097
Redeemed	(7,985,318)(2)	(15,255,464)(2)

Net Decrease in Shares Outstanding from Share Transactions	(6,013,263)	(5,338,636)

(1)	Includes realized gains due to in-kind redemptions (see Note 9).
(2)	Includes redemptions as a result of in-kind redemptions (see Note 9).

   The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Six Months	Year ended October 31,
	Ended April 30, 2017
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$27.27	$28.15	$34.94	$36.60	$28.84	$28.61

Income from Operations:

Net Investment Income*	0.02	0.11	0.11	0.09	0.20	0.09
Net Realized and Unrealized Gain	5.56	1.99	0.10(1)	1.98	9.59	2.81

Total from Operations	5.58	2.10	0.21	2.07	9.79	2.90

Dividends and Distributions:

Net Investment Income	(0.02)	(0.10)	(0.08)	(0.14)	(0.15)	(0.05)

Net Realized Gain	(0.87)	(2.88)	(6.92)	(3.59)	(1.88)	(2.62)

Total Dividends and Distributions	(0.89)	(2.98)	(7.00)	(3.73)	(2.03)	(2.67)

Net Asset Value, End of Period	$31.96	$27.27	$28.15	$34.94	$36.60	$28.84

Total Return†	20.45%	8.79%	0.47%	6.21%	36.32%	11.54%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$713,491	$772,925	$948,137	$1,120,433	$1,428,199	$1,181,670
Ratio of Expenses to Average Net Assets(2)	0.98%**	0.95%	0.94%	0.96%	0.93%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.12%**	0.41%	0.37%	0.26%	0.64%	0.33%

Portfolio Turnover Rate	14%***	32%	27%	24%	21%	19%

(1)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.
*	Per share calculations were performed using average shares for the period.
**	Annualized.
***	Not Annualized.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

  The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2017 (Unaudited)

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000 Value Index at the time of purchase. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The Portfolio is an investment company as defined in accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Portfolio follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the

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counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a summary of the inputs used as of April 30, 2017 when valuing the Portfolio’s investments:

Investments in Securities	Level 1	Level 2	Level 3*	Total

Common Stock	$700,216,453	$—	$—	$700,216,453
Warrants	—	—	—	—
Short-Term Investment	6,505,022	—	—	6,505,022

Total Investments in Securities	$706,721,475	$—	$—	$706,721,475

*	Portfolio investment in warrants is considered Level 3.

For the six months ended April 30, 2017, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2017, there were Level 3 securities. All transfers, if any, are recognized by the Portfolio at the end of the year.

For the six months ended April 30, 2017, there have been no significant changes to the Portfolio’s fair value methodologies.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

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As of and during the six months ended April 30, 2017, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Portfolio may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited

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partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Portfolio. For these services, the administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the six months ended April 30, 2017, the Portfolio paid $230,944 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the

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assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended April 30, 2017, the Portfolio earned credits of $49 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by Old ICM, Inc., a company wholly-owned by OMAM Inc. and ICM Management LLC, a company wholly-owned by six officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6. Investment Transactions:

For the six months ended April 30, 2017, the Portfolio made purchases of $99,150,534 and had sales of $303,043,059 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

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The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2016	$4,807,039	$98,909,742	$103,716,781
2015	13,098,168	193,227,953	206,326,121

As of October 31, 2016, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,552,677
Undistributed Long-Term Capital Gains	18,591,654
Net Unrealized Appreciation	95,486,404
Other Temporary Differences	19

Total Distributable Earnings	$115,630,754

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in the future years, and partnerships.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at April 30, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 548,373,756	$ 181,794,678	$ (23,446,959)	$ 158,347,719

8. Other:

At April 30, 2017, 54% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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9. In-Kind Transfer of Securities

During the six months ended April 30, 2017, the Portfolio redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Institutional Shares Redeemed	Value	Realized Gain
11/29/16	3,155,505	$98,893,515	$32,325,895
12/16/16	2,431,683	79,102,645	26,149,306
			$58,475,201

During the year ended October 31, 2016, the Portfolio redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Institutional Shares Redeemed	Value	Realized Gain
07/01/16	8,601,243	$228,449,016	$60,061,978

10. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolio’s current financial statement presentation and expects that the Portfolio will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

11. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

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DISCLOSURE OF PORTFOLIO EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2016 to April 30, 2017).

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF PORTFOLIO EXPENSES

	Beginning Account Value 11/1/16	Ending Account Value 4/30/2017	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,204.50	0.98%	$5.36
Hypothetical 5% Return	1,000.00	1,019.93	0.98	4.91

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 28, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

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At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding

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and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/ or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the

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advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-1600

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO
Date: July 7, 2017